UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542

(Address of principal executive offices) (Zip code)
Michael B. Orkin, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6542

(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 10/31/2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	Market Opportunity Fund	c/o JPMorgan
5185 Peachtree Parkway		P.O. Box 5354
Suite 370 Norcross, Georgia 30092-6542 (800) 237-7073	Semi-Annual Report to Shareholders	Cincinnati, Ohio 45201-5354 (800) 467-7903

Dear Fellow Shareholder:	December 27, 2007
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) gained 20.61% in the 6-month period ended October 31, 2007. The S&P 500 with Income index (S&P 500) rose 5.44% during the same period. For the 12 months ended October 31, 2007, the Fund climbed 33.33%, while the S&P 500 was up 14.53%. And, since commencement of active management on August 24, 1992 through October 31, 2007, the Fund has generated an 11.21% average annual return, matching the 11.21% average annual return of the S&P 500. Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 4, 5 and 6). Of course, past performance is no guarantee of future results.
Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (2.80%) with the price movements of the S&P 500. An S&P 500 index fund has a 100% correlation to the market. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to its benchmark (the S&P 500), deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the semi-annual review period on May 1, 2007 positioned 69.8% long, -22.2% short (47.6% net long), 0.9% in call options, 3.4% in put options, and 3.7% in cash and cash equivalents. Our largest long sector exposure was to cosmetic / personal care companies, and our largest short exposure was to mortgage and related financial services companies, followed by clothing retailers and residential and commercial builders. Our portfolio structure reflected our continued concerns with the housing and subprime mortgage credit crises.
Over the past several years, many mortgage lenders have made loans to homebuyers with poor or less-than-prime credit worthiness (subprime borrowers). Many of those loans were adjustable rate mortgages (ARM’s), and recently the interest rates on those loans began adjusting upwards, putting pressure on subprime borrowers’ ability to meet the increased monthly mortgage payments. Delinquency rates have been rising, hurting the subprime mortgage lenders, as well as other companies that packaged, rated, bought the loans or were in some way connected with the loans, including homebuilders. We refer to these companies as the subprime mortgage sector, and they generally include the industry groups denoted with (s) on the Sector Diversification table on page 8. Short exposure to the identified industry groups totaled -22.06% at October 31, 2007.
During the first calendar quarter of 2007, the Fund benefited handsomely from the meltdown in the subprime mortgage sector. Moving into the second quarter, we believed the effects of the meltdown would bleed over into other areas of the credit industry and the greater economy. During April, however, the subprime sector saw a bounce, adversely affecting our subprime and related shorts and put options. Several cash-strapped subprime lenders received life-prolonging cash infusions from their investors, who believed they had much more to lose if the lenders went belly-up. Other companies sold off their “good” loan portfolios to raise cash, keeping the poorer performing loans. At the time, most of

Wall Street rewarded these last-ditch efforts, bidding up share prices. Additionally, there may have been another force at work — possible market manipulation. A June 7, 2007 Wall Street Journal report indicated that several hedge funds had accused Bear Stearns Cos., a prominent Wall Street firm, of attempting to manipulate securities backed by subprime loans by purchasing shaky mortgages. Bear Stearns had two subprime hedge funds that suffered significant losses during the subprime meltdown.
We maintained our net long positioning throughout May (see the Equity Investment Position chart on page 6). Although the market did well (the S&P 500 gained 3.42%), the Fund did not, losing -2.03%. The shorts got hit hard, down -10.10% in May, and the put options also declined.
During June we stayed relatively fully invested, but brought the Fund’s net positioning down somewhat. The Fund’s performance came back in June as the subprime contagion spread, and the credit industry bleeding intensified. On June 18, 2007, a hedge fund that invested in collateralized debt obligations (CDO’s) blew up. CDO’s are leveraged debt instruments created by the wizards of Wall Street that package loans backed by various asset classes — mortgages, credit cards, commercial real estate, etc. They are sliced into different risk tranches and sold to investors. When the hedge fund tried to sell its assets, 90% of which were rated no lower than AA, it received a cool reception, with bids rumored to be only about $0.50 on the dollar. So much for Wall Street wizardry built on mis-rated securities. The Fund gained 2.08% in June, while the S&P 500 dipped -1.68%.
The Fund entered July fully invested (97.3%) and 20.3% net long. Telecom equipment manufacturers represented the largest long industry concentration (5.5%), and residential and commercial builders made up the largest industry concentration on the short side (-6.8%). We also held short positions in credit-sensitive financial companies, including mortgage lenders. The subprime mortgage contagion carried into July, and credit industry bleeding intensified. The markets pulled back in July (the S&P declined -3.06%), but the Fund turned in a strong performance, rising 7.39%, thanks to a combination of asset allocation moves, shorts targeted at credit-sensitive financials and homebuilders, as well as individual security selection. During July we reduced the longs, increased cash, and added selected shorts, closing the month 5.5% net long and 13.2% in cash (86.8% invested). The short portfolio worked beautifully, returning 19.88% in July, and the put options also contributed to performance.
With talk turning dire on the slumping housing market and its possible effect on the economy, leading to increased use of the R-word (recession), the Fed moved in August, cutting the rate it charges member banks who borrow from the discount window, and loosening its borrowing terms. The Fed’s bid to stabilize the credit markets by making liquidity more readily available stopped the slide on Wall Street, but it was really nothing more than a band-aid on a gaping wound. We added to both the long and short portfolios in August, closing the month 3.4% net long and 99.0% invested. The markets reversed in August, with the S&P rising 1.45%. The Fund gained 4.44%, again thanks again to strong performance by the shorts, which returned 8.55%.
In September, the Fed lowered the Fed funds rate by 50 basis points (0.50%). Wall Street applauded the Fed’s role as an ally in the containment of the credit crisis, and the S&P gained 3.74% in September. The Fund rose 3.15%, with the longs gaining 4.88%, and the shorts returning 0.67%.
We maintained our relatively low net exposure to the market through October. At points we were slightly net long, other times slightly net short. The Fund’s asset allocation and stock selection both clicked again in October. The Fund rose 4.26% and the S&P 500 was up 1.64%. Our longs beat the market, rising 2.94%, and the shorts showed positive performance, rising 4.89%. We closed the Fund’s fiscal second quarter on October 31, 2007 positioned 51.3% long, -46.5% short (4.8% net long), 1.2% in call options, 0.8% in put options, and 0.2% in cash and cash equivalents (99.8% invested). The Fund’s industry concentrations are broken down on page 8 of this Semi-Annual Report.
Outlook
The housing and subprime meltdown is bleeding into the greater economy. As of early December 2007, ISI Group, Inc. has counted over 1,000 contagion victims in their unofficial “subprime casualty count” — companies that in one way or another have been adversely affected by the subprime fallout. The Fed’s lowering of interest rates is a symbolic band-aid on the wound. We expect the bleeding to continue. Nonetheless, the Fed’s expansionary monetary policy, combined with Washington’s expansionary fiscal policies and the seasonal tendency for year-end rallies, may bring some holiday cheer to Wall Street in the form of a short-term market upswing.
But we believe the party may be short-lived as the stimulative impact on an economy with a huge debt load is limited at the onset of such expansionary policies. Witness all the money lost in the post-internet bubble, even after the Fed started easing. The short-term relief the Fed has provided does not change our secular concerns regarding our debt-laden economy. Prior Fed intervention has left us at record levels of total credit market debt relative to gross domestic product. Unable to let the economy taste the sour, but cleansing medicine of recession, Alan Greenspan encouraged excessive risk taking that ultimately created the crisis we now face.
The historically appreciating housing sector has been a cornerstone of strength for the U.S. economy. But questionable lending practices and products put unqualified borrowers in houses they couldn’t afford, leading to a spike in foreclosures. The housing glut will take time to correct, and the economy will find loose footing on its previously stalwart cornerstone. It will require stronger medicine taken over a longer period of time for the Fed’s magic elixir to have a stimulative impact on the economy. We expect a volatile market in the months ahead with opportunities to make money on both the long and short side of the portfolio.
On behalf of all of us at Caldwell & Orkin, I wish you and your families a happy and healthy New Year, and I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be overvalued fall. The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 — 10/31/2007
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/04/98	0.10	-3.62	3.72
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	2.80%	100.0%
Beta	-0.08	1.00
Standard Deviation	0.50	1.01
Sharpe Ratio	0.89	0.50
Semi-Variance (downside volatility)	0.12	0.48
Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 2007

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
2006		-2.74%	15.42%
2007		15.31%	15.27%
Six months ended 10/31/2007		20.61%	5.44%
Twelve months ended 10/31/2007		33.33%	14.53%
Since 8/24/92	[3]	402.68%	402.34%
Average Annual Returns Through October 31, 2007 [1]
One Year		33.33%	14.53%
Three Years		10.47%	13.17%
Five Years		4.79%	13.87%
Ten Years		6.60%	7.08%
Since 8/24/92	[3]	11.21%	11.21%
Net Asset Allocation

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 3.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our stategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through October 31, 2007
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 3.
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, dividend expenses on securities sold short, and other Fund expenses (“operating expenses”). All mutual funds have operating expenses. Operating expenses are deducted from a fund’s gross income, and directly reduce the investment return of the Fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, May 1, 2007 through October 31, 2007. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period (1)
	Value 5/1/2007	Value 10/31/2007	Ratio	5/1/2007-10/31/2007
Actual Fund Return (2)	$1,000.00	$1,206.10	2.19%	$12.18
Hypothetical 5% Annual Return before expenses (3)	$1,000.00	$1,014.17	2.19%	$11.12

1.	Expenses are equal to the Fund’s annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184, and divided by 365 (to reflect the one-half year period).

2.	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $6.67.

3.	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $6.11.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND SECTOR DIVERSIFICATION (unaudited)
The following table presents the Caldwell & Orkin Market Opportunity Fund’s
10/31/2007 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

			Long	Short	Total (a)	Net (b)
		Food — Miscellaneous Preparation	5.16%		5.16%	5.16%
		Electronic — Miscellaneous Products	2.93%		2.93%	2.93%
		Utility — Electric Power	2.12%		2.12%	2.12%
		Commercial Services — Security / Safety	1.87%		1.87%	1.87%
		Computer Software — Desktop	1.83%		1.83%	1.83%
		Building — Heavy Construction	1.78%		1.78%	1.78%
		Computer — Manufacturers	1.70%		1.70%	1.70%
		Computer — Networking	1.70%		1.70%	1.70%
		Oil & Gas — Field Services	2.35%	-0.66%	3.01%	1.69%
		Beverages — Soft Drinks	1.25%		1.25%	1.25%
		Electrical — Equipment	1.25%		1.25%	1.25%
		Pollution Control — Services	1.05%		1.05%	1.05%
		Internet — Content	0.99%		0.99%	0.99%
		Retail / Wholesale — Jewelry	0.99%		0.99%	0.99%
		Energy — Other	0.97%		0.97%	0.97%
		Insurance — Accident & Health	0.93%		0.93%	0.93%
		Internet — Network Solutions	0.92%		0.92%	0.92%
		Chemicals — Specialty	0.91%		0.91%	0.91%
		Computer — Integrated Systems	0.90%		0.90%	0.90%
		Medical — Outpatient / Home Care	0.86%		0.86%	0.86%
		Food — Confectionery	0.82%		0.82%	0.82%
		Cosmetics / Personal Care	0.79%		0.79%	0.79%
		Commercial Services — Market Research	0.73%		0.73%	0.73%
		Diversified Operations	0.71%		0.71%	0.71%
		Medical — Biomed / Biotech	0.69%		0.69%	0.69%
		Leisure — Hotels & Motels	0.64%		0.64%	0.64%
		Internet — Software	0.62%		0.62%	0.62%
		Computer — Data Storage	0.61%		0.61%	0.61%
		Commercial Services — Schools	0.59%		0.59%	0.59%
		Media — Cable / Satellite TV	0.55%		0.55%	0.55%
(s	)	Finance — Savings & Loan	0.68%	-0.21%	0.89%	0.47%
		Telecom — Wireless Services	0.45%		0.45%	0.45%
		Aerospace / Defense Equipment	0.44%		0.44%	0.44%
		Electronic — Semiconductor Manufacturing	0.39%		0.39%	0.39%
		Medical — Products	0.35%		0.35%	0.35%
		Internet — E-Commerce	1.45%	-1.11%	2.56%	0.34%
		Banks — Money Center	0.30%		0.30%	0.30%
		Auto / Truck — Original Equipment	0.29%		0.29%	0.29%
		Finance — Index Tracking Fund	0.27%		0.27%	0.27%
		Retail — Consumer Electronics	2.18%	-1.93%	4.11%	0.25%
(s	)	Finance — REIT	1.79%	-1.61%	3.40%	0.18%
		Oil & Gas — Machinery / Equipment	0.13%		0.13%	0.13%
		Apparel — Clothing Manufacturers	1.02%	-0.99%	2.01%	0.03%
		Commercial Services — Leasing	0.38%	-0.47%	0.85%	-0.09%
		Household / Office Furniture		-0.23%	0.23%	-0.23%
		Retail — Home Furnishings		-0.33%	0.33%	-0.33%
		Commercial Services — Advertising		-0.37%	0.37%	-0.37%
		Leisure — Products		-0.41%	0.41%	-0.41%
(s	)	Building — Residential / Commercial		-0.42%	0.42%	-0.42%
		Retail / Wholesale — Autos / Parts		-0.44%	0.44%	-0.44%
(s	)	Banks — West / Southwest		-0.54%	0.54%	-0.54%
		Oil & Gas — Drilling	2.01%	-2.57%	4.58%	-0.56%
(s	)	Finance — Mortgage & Related Services		-0.59%	0.59%	-0.59%
		Retail — Leisure Products		-0.78%	0.78%	-0.78%
		Retail — Major Discount Chains		-0.88%	0.88%	-0.88%
		Retail — Super / Mini Markets		-0.88%	0.88%	-0.88%
		Financial Services — Miscellaneous		-0.91%	0.91%	-0.91%
		Electronic — Semiconductor Equipment		-0.93%	0.93%	-0.93%
		Real Estate Operations		-0.97%	0.97%	-0.97%
		Trucks & Parts — Heavy Duty		-0.98%	0.98%	-0.98%
(s	)	Insurance — Property / Casualty / Title		-1.21%	1.21%	-1.21%
		Commercial Services — Staffing		-1.32%	1.32%	-1.32%
(s	)	Building — A/C & Heating Products		-1.33%	1.33%	-1.33%
		Finance — Investment Management		-1.45%	1.45%	-1.45%
		Retail — Clothing / Shoe		-1.45%	1.45%	-1.45%
		Building — Hand Tools		-1.53%	1.53%	-1.53%
(s	)	Building — Construction Products / Miscellaneous		-2.34%	2.34%	-2.34%
(s	)	Finance — Consumer / Commercial Lenders		-2.47%	2.47%	-2.47%
(s	)	Building — Cement / Concrete / Aggregates		-2.59%	2.59%	-2.59%
		Retail — Restaurants		-2.81%	2.81%	-2.81%
(s	)	Banks — Southeast		-3.08%	3.08%	-3.08%
(s	)	Finance — Investment Brokers		-5.67%	5.67%	-5.67%

		Subtotal Equities (long & short positions)	51.34%	-46.46%	97.80%	4.88%
		Call Options	1.20%		1.20%
		Put Options	0.84%		0.84%
		Other Assets Less Liabilities	0.16%		0.16%

		Total Portfolio Holdings	53.54%	-46.46%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

(s)	Subprime mortgage lending & related sectors

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
October 31, 2007 (Unaudited)		Shares	Value

COMMON STOCKS (LONG POSITIONS)	51.34%
Aerospace / Defense Equipment	0.44%
Precision Castparts Corp		6,100	$913,841
Apparel — Clothing Manufacturers	1.02%
Under Armour Inc Cl A *		33,700	2,097,825
Auto / Truck — Original Equipment	0.29%
Borg Warner Inc		5,700	602,547
Banks — Money Center	0.30%
JP Morgan Chase & Co		12,900	606,300
Beverages — Soft Drinks	1.25%
Coca Cola Co		41,700	2,575,392
Building — Heavy Construction	1.78%
Aecom Technology Corp *		48,400	1,634,468
Shaw Group Inc *		27,200	2,029,120

			3,663,588
Chemicals — Specialty	0.91%
Zoltek Cos Inc *		42,400	1,876,200
Commercial Services — Leasing	0.38%
Genesis Lease Ltd ADS		35,200	772,288
Commercial Services — Market Research	0.73%
Comscore Inc *		41,000	1,503,060
Commercial Services — Schools	0.59%
Corinthian Colleges Inc *		74,000	1,212,860
Commercial Services — Security / Safety	1.87%
Corrections Corp Of America *		70,800	2,002,932
TASER International *		110,000	1,831,500

			3,834,432
Computer — Data Storage	0.61%
Seagate Technology		45,300	1,261,152
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Computer — Integrated Systems	0.90%
Nice Systems Limited ADR *		47,000	$1,853,210
Computer — Manufacturers	1.70%
Hewlett-Packard Co		67,500	3,488,400
Computer — Networking	1.70%
Cisco Systems Inc *		105,800	3,497,748
Computer Software — Desktop	1.83%
Adobe Systems Inc *		78,700	3,769,730
Cosmetics / Personal Care	0.79%
Procter & Gamble		23,400	1,626,768
Diversified Operations	0.71%
Harsco Corp		23,900	1,448,818
Electronic — Miscellaneous Products	2.93%
Corning Inc		169,900	4,123,473
LG Philips LCD Co Ltd *		69,900	1,890,795

			6,014,268
Electronic-Semiconductor Manufacturing	0.39%
PMC — Sierra Inc *		89,200	803,692
Electrical — Equipment	1.25%
ABB Ltd		84,900	2,565,678
Energy — Other	0.97%
Covanta Holding Corp *		73,800	2,000,718
Finance — Index Tracking Fund	0.27%
StreetTracks Gold Trust *		7,000	550,760
Finance — REIT	1.79%
Annaly Capital Management Inc.		70,100	1,198,009
Anworth Mortgage Asset		268,600	1,834,538
MFA Mortgage Investments		75,800	648,848

			3,681,395
Finance — Savings & Loan	0.68%
Astoria Financial Corp		53,500	1,390,465
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Food — Confectionery	0.82%
Wm Wrigley Jr Company		27,400	$1,689,758
Food — Miscellaneous Preparation	5.16%
HJ Heinz Company		69,900	3,269,922
Kraft Foods Inc Cl A		149,000	4,978,090
PepsiCo Inc		19,600	1,444,912
Sara Lee Corp		55,800	922,932

			10,615,856
Insurance — Accident & Health	0.93%
AFLAC Inc		30,400	1,908,512
Internet — Content	0.99%
Yahoo! Inc *		65,300	2,030,830
Internet — E-Commerce	1.45%
Shutterfly Inc *		89,000	2,969,930
Internet — Network Solutions	0.92%
Packeteer Inc *		218,200	1,896,158
Internet — Software	0.62%
Omniture Inc *		37,000	1,263,920
Leisure — Hotels & Motels	0.64%
Gaylord Entertainmt Co *		24,300	1,323,864
Media — Cable / Satellite TV	0.55%
Sirius Satellite Radio *		337,000	1,132,320
Medical — Biomed / Biotech	0.69%
PDL Biopharma Inc *		67,200	1,424,640
Medical — Outpatient / Home Care	0.86%
Davita Inc *		27,100	1,766,649
Medical — Products	0.35%
Inverness Med Innovations *		12,100	727,089
Oil & Gas — Drilling	2.01%
Transocean Inc *		34,700	4,142,139
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Oil & Gas — Field Services	2.35%
Acergy SA		96,400	$2,789,816
Helix Energy Solutions *		44,300	2,048,875

			4,838,691
Oil & Gas — Machinery / Equipment	0.13%
Tesco Corp *		9,300	274,257
Pollution Control — Services	1.05%
Calgon Carbon Corp *		96,800	1,442,320
Republic Services Inc		20,650	706,024

			2,148,344
Retail — Consumer Electronics	2.18%
Best Buy Co Inc		42,100	2,042,692
Gamestop Corp Cl A *		41,200	2,439,864

			4,482,556
Retail / Wholesale — Jewelry	0.99%
Tiffany & Co		37,600	2,037,168
Telecom — Wireless Services	0.45%
American Tower Corp Cl A *		21,000	927,780
Utility — Electric Power	2.12%
AES Corp *		126,400	2,706,224
Edison International		17,800	1,034,002
FPL Group Inc		9,100	622,622

			4,362,848

Total Common Stocks (Held Long) (Cost $96,353,218)	51.34%		$105,574,444

CALL OPTIONS	1.20%
Beverages — Soft Drinks	0.42%
Coca Cola Co, Call 1/19/2008 — 52.50 *		900	$855,000
Computer Software — Desktop	0.36%
Adobe Systems Inc. Call 1/19/2008 — 42.50 *		1,160	742,400
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Electronic — Miscellaneous Products	0.06%
Corning Inc, Call 11/17/2007 — 25.00 *		2,266	$79,310
Corning Inc, Call 2/16/2008 — 25.00 *		314	56,520

			135,830
Internet — Content	0.30%
Yahoo! Inc, Call 1/19/2008 — 25.00 *		909	609,030
Media — Diversified	0.04%
Walt Disney Company, Call 1/19/2008 — 35.00 *		670	90,450
Telecom — Equipment	0.00%
Arris Group Inc, Call 11/17/2007 — 17.50 *		1,000	—
Utility — Electric Power	0.02%
Edison International, Call 1/19/2008 — 55.00 *		72	35,280

Total Call Options (Cost $1,843,305)	1.20%		$2,467,990

PUT OPTIONS	0.84%
Building — Cement / Concrete / Aggregates	0.26%
Martin Marietta Materials, Put 4/19/2008 — 125.00 *		470	$535,800
Building — Residential / Commercial	0.09%
Beazer Homes USA Inc, Put 1/19/2008 — 15.00 *		420	193,200
Finance — Consumer/Commercial Lenders	0.21%
Compucredit Corp, Put 4/19/2008 — 25.00 *		645	425,700
Finance — Index Tracking Fund	0.01%
iShares FTSE / Xinhua China 25 Index, Put 1/19/2008 — 126.00 *		239	17,925
iShares FTSE / Xinhua China 25 Index, Put 11/17/2007-110.00 *		194	—

			17,925
Financial Services — Miscellaneous	0.10%
First Marblehead Corp, Put 3/22/2008 — 35.00 *		738	214,020
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Retail — Restaurants	0.17%
CBRL Group Inc, Put 1/19/2008 — 40.00 *		1,138	$341,400

Total Put Options (Cost $2,109,688)	0.84%		$1,728,045

Money Market Fund	49.43%
JP Morgan U.S. Treasury Plus
Money Market Fund **			$101,636,123

Total Money Market Fund (Cost $101,636,123)	49.43%		$101,636,123

Total Investment in Securities (Cost $201,942,334)	102.81%		$211,406,602

Other Assets Less Liabilities	(2.81)%		(5,786,177)

Total Net Assets	100.00%		$205,620,425

*	Non-income producing security

**	A portion of the Money Market Fund assets are held as collateral for short sales activity.

COMMON STOCKS (SHORT POSITIONS)	(46.46)%
Apparel — Clothing Manufacturing	(0.99)%
Polo Ralph Lauren Corp		(29,400)	$(2,022,720)
Banks — Southeast	(3.08)%
Colonial Bancgroup		(43,600)	(836,248)
First Bancorp Holding Co		(87,000)	(764,730)
South Financial Grp Inc		(113,700)	(2,349,042)
Trustmark Corp		(35,100)	(947,349)
United Community Banks		(65,100)	(1,441,314)

			(6,338,683)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Banks — West / Southwest	(0.54)%
Cascade Bancorp		(28,200)	$(542,568)
Central Pacific Finl Cp		(25,000)	(560,750)

			(1,103,318)
Building — A/C & Heating Products	(1.33)%
Lennox International Inc		(76,800)	(2,741,760)
Building — Cement / Concrete / Aggregates	(2.59)%
Eagle Materials Inc		(43,600)	(1,722,636)
Martin Marietta Materials		(12,400)	(1,603,940)
Vulcan Materials Co		(23,400)	(2,000,934)

			(5,327,510)
Building — Construction Products / Misc	(2.34)%
Armstrong World Inds *		(31,200)	(1,279,512)
Masco Corp		(103,600)	(2,494,688)
USG Corp *		(26,200)	(1,041,450)

			(4,815,650)
Building — Hand Tools	(1.53)%
Black & Decker Corp		(35,000)	(3,146,850)
Building — Residential / Commercial	(0.42)%
Beazer Homes USA Inc *		(77,200)	(866,956)
Commercial Services — Advertising	(0.37)%
Valassis Communications *		(77,600)	(764,360)
Commercial Services — Leasing	(0.47)%
Hertz Global Holdings *		(44,900)	(973,432)
Commercial Services — Staffing	(1.32)%
Robert Half Intl Inc		(90,000)	(2,708,100)
Electronic — Semiconductor Equipment	(0.93)%
KLA Tencor Corp		(36,300)	(1,911,195)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Finance — Consumer/Commercial Lenders	(2.47)%
Americredit Corp *		(173,400)	$(2,446,674)
Compucredit Corp *		(132,300)	(2,636,739)

			(5,083,413)
Finance — Investment Brokers	(5.67)%
Bear Stearns Cos Inc		(35,100)	(3,987,360)
Lehman Brothers Holdings Inc		(70,500)	(4,465,470)
Merrill Lynch & Co Inc		(48,400)	(3,195,368)

			(11,648,198)
Finance — Investment Management	(1.45)%
Allied Capital Corp		(101,200)	(2,983,376)
Finance — Mortgage & Related Services	(0.59)%
Doral Financial Corp *		(34,300)	(729,218)
Fremont General Corp *		(175,000)	(484,750)

			(1,213,968)
Finance — REIT	(1.61)%
Alesco Financial Inc		(184,900)	(735,902)
Friedman Billings Ramsey Group A		(202,300)	(869,890)
Istar Financial Inc		(33,100)	(1,009,881)
Maguire Properties Inc		(25,600)	(697,600)

			(3,313,273)
Finance — Savings & Loan	(0.21)%
Flagstar Bancorp Inc		(53,600)	(433,624)
Financial Services — Miscellaneous	(0.91)%
First Marblehead Corp		(48,200)	(1,871,606)
Household / Office Furniture	(0.23)%
Sealy Corp		(35,000)	(462,700)
Insurance — Property / Casualty / Title	(1.21)%
Radian Group Inc		(114,300)	(1,439,037)
Triad Guaranty Inc *		(130,600)	(1,052,636)

			(2,491,673)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Internet — E-Commerce	(1.11)%
Ebay Inc *		(63,300)	$(2,285,130)
Leisure — Products	(0.41)%
Brunswick Corp		(37,900)	(845,549)
Oil & Gas — Drilling	(2.57)%
Patterson-Uti Energy Inc		(149,000)	(2,971,060)
Unit Corp *		(48,300)	(2,307,291)

			(5,278,351)
Oil & Gas — Field Services	(0.66)%
Complete Production Services *		(22,100)	(439,790)
Tetra Technologies Inc *		(46,500)	(915,585)

			(1,355,375)
Real Estate Operations	(0.97)%
CB Richard Ellis Group *		(82,000)	(1,999,160)
Retail — Clothing / Shoe	(1.45)%
Chicos Fas Inc *		(227,000)	(2,982,780)
Retail — Consumer Electronics	(1.93)%
Circuit City Stores Inc		(197,400)	(1,565,382)
Radioshack Corp		(116,800)	(2,408,416)

			(3,973,798)
Retail — Home Furnishings	(0.33)%
Bed Bath & Beyond Inc *		(20,000)	(678,800)
Retail — Leisure Products	(0.78)%
Pool Corp		(67,900)	(1,601,082)
Retail — Major Discount Chains	(0.88)%
Big Lots Inc *		(75,500)	(1,810,490)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
October 31, 2007 (Unaudited)		Shares	Value

Retail — Restaurants	(2.81)%
CBRL Group Inc		(80,500)	$(3,211,950)
Panera Bread Co Cl A *		(14,800)	(606,652)
PF Changs China Bistro *		(11,100)	(323,121)
Ruby Tuesday Inc		(102,800)	(1,641,716)

			(5,783,439)
Retail — Super / Mini Markets	(0.88)%
Supervalu Inc		(46,600)	(1,805,750)
Retail / Wholesale — Autos / Parts	(0.44)%
Carmax Inc *		(43,200)	(901,584)
Trucks & Parts — Heavy Duty	(0.98)%
Paccar Inc		(36,100)	(2,005,716)

Total Securities Sold Short (Proceeds $103,591,832)	(46.46)%		$(95,529,369)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007 (Unaudited)

ASSETS
Investments, at value (cost $201,942,334)	$211,406,602
Deposits with brokers for securities sold short	109,079,816
Receivables:
Investment securities sold	4,169,724
Interest and dividends	351,935
Capital shares sold	170,176
Other assets	6,760

Total Assets	325,185,013

LIABILITIES
Securities sold short, not yet purchased (proceeds $103,591,832)	95,529,369
Payables
Investment securities purchased	23,755,678
Capital shares redeemed	22,508
Investment advisory fee	136,156
Dividends expense payable	88,244
Accrued expenses and other	32,633

Total Liabilities	119,564,588

Total Net Assets	$205,620,425

NET ASSETS
Undistributed net investment income	$2,494,627
Accumulated net realized gain on investments	2,386,136
Net unrealized appreciation of investments	17,526,730
Paid-in capital applicable to 9,126,711 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	183,212,932

$205,620,425

NET ASSET VALUE & OFFERING/REDEMPTION PRICE PER SHARE	$22.53

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$22.08

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the six months ended October 31, 2007 (Unaudited)

INVESTMENT INCOME
Interest	$2,733,479
Dividends	375,630

Total investment income	3,109,109

EXPENSES
Investment advisory fees (Note 2)	664,474
Dividend expense on securities sold short	671,158
Interest expense	94,291
Accounting fees	51,433
Professional fees	48,019
Directors’ fees and expenses	27,666
Insurance expense	6,760
Transfer agent fees	32,282
Custodian fees	4,626
Blue sky servicing fees	27,347
Shareholder report printing	11,505
Administrative fees	2,917
Chief compliance officer expense	22,685
Other	17,746

Total expenses	1,682,909

Net investment income	1,426,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(76,642)
Net realized gain on securities sold short	14,947,439
Change in unrealized appreciation on investments	7,110,331
Change in unrealized appreciation/(depreciation) on securities sold short	6,389,607

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	28,370,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,796,935

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2007	Year Ended
	(Unaudited)	April 30, 2007
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$1,426,200	$3,704,250
Net realized gain from investments	14,870,797	18,997,173
Net change unrealized appreciation (depreciation) on investments	13,499,938	(3,081,440)

Net increase in net assets resulting from operations	29,796,935	19,619,983

Distributions to shareholders
Net investment income	—	(3,896,574)

Net distributions to shareholders	—	(3,896,574)

Capital share transactions
Net proceeds from sale of shares	49,740,556	18,620,980
Reinvested distributions	—	3,394,369
Cost of shares redeemed	(9,271,078)	(55,546,161)
Redemption fee proceeds	17,061	17,143

Net increase / (decrease) in net assets resulting from capital share transactions	40,486,539	(33,513,669)

INCREASE / (DECREASE) IN NET ASSETS	70,283,474	(17,790,260)

Net Assets
Beginning of period	135,336,951	153,127,211

End of period (including undistributed net investment income of $2,494,627 and $1,068,427, respectively)	$205,620,425	$135,336,951

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
For the six months ended October 31, 2007 (Unaudited)

Increase (decrease) in cash -
Cash flows from operating activities:
Net increase in net assets from operations	$29,796,935
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(235,390,412)
Proceeds from disposition of investment securities	232,869,038
Sale of short term securities — net	(67,781,627)
Increase in deposits with brokers for securities sold short	(74,740,656)
Increase in interest and dividends receivable	(143,350)
Increase in receivable for securities sold	(1,880,270)
Increase in securities sold short	86,830,133
Increase in payable for securities purchased	18,431,333
Increase in payable for dividend expense	60,588
Increase in accrued expenses	37,182
Amortization of discount	—
Unrealized appreciation on long investment	(7,110,331)
Unrealized appreciation on short investment	(6,389,607)
Net realized loss from long investments	76,642
Net realized gains from short sales	(14,947,439)

Net cash provided in operating activities	(40,281,841)

Cash flows from financing activities:
Proceeds from shares sold	49,605,356
Payment on shares redeemed	(9,323,515)
Cash distributions paid	—

Net cash used in financing activities	40,281,841

Net change in cash	—

Cash:
Beginning balance	—

Ending balance	$—

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended
	October 31, 2007		Years Ended April 30,
	(Unaudited)		2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.68		$16.69	$17.35	$17.38	$18.02	$18.61

Income (loss) from investment operations
Net investment income (loss)	0.13		0.53	0.28	0.01	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	3.72		1.99	(0.76)	(0.04)	(0.54)	0.24

Total from investment operations	3.85		2.52	(0.48)	(0.03)	(0.64)	0.23

Less distributions
From net investment income	0.00		(0.53)	(0.19)	0.00	0.00	(0.04)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	(0.78)

Total distributions	0.00		(0.53)	(0.19)	0.00	0.00	(0.82)

Redemption fee proceeds	0.00	*	0.00 *	0.01	0.00 *	0.00 *	0.00 *

Net asset value, end of period	$22.53		$18.68	$16.69	$17.35	$17.38	$18.02

Total Return	20.61	% +	15.31%	-2.74%	-0.17%	-3.55%	1.12%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$205,620		$135,337	$153,127	$207,256	$235,949	$297,893

Ratios to average net assets:
Management fees	0.87	% ^	0.87%	0.86%	0.83%	0.81%	0.80%

Administrative expenses	0.33	% ^	0.35%	0.22%	0.21%	0.16%	0.12%

Expenses before interest expense and dividend expense from securities sold short	1.20	% ^	1.22%	1.08%	1.04%	0.97%	0.92%

Interest expense	0.12	% ^	0.09%	0.00%	0.00%	0.00%	0.00%

Dividend expense from securities sold short	0.87	% ^	0.37%	0.97%	0.75%	0.47%	0.49%

Total expenses	2.19	% ^	1.68%	2.05%	1.79%	1.44%	1.41%

Net investment income (loss)	1.86	% ^	2.64%	1.52%	0.08%	-0.48%	-0.06%

Portfolio turnover	261	% +	529%	459%	414%	611%	915%

*	Amount is less than $0.01.

^	Annualized

+	Not annualized
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2007 (Unaudited)

The Caldwell & Orkin Market Opportunity Fund (the “Fund") is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation
Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.
Share Valuation
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Transactions And Related Investment Income
Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.
Cash
The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2007 (Unaudited)

Income Taxes
The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.
In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.
At April 30, 2007, the Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $11,741,066, of which $7,693,943 expires in 2011 and $4,047,123 expires 2014. This amount will be available to offset like amounts of any future taxable gains through the respective expiration periods.
For the year ended April 30, 2007, the Fund made a distribution of $0.53 per share from ordinary income. No distribution was made from capital gains.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2007, the Fund increased undistributed net investment income by $297,190, and decreased paid-in capital by $297,190 due to certain permanent book and tax differences.
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2007 (Unaudited)

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the six months ended October 31, 2007, the Fund incurred $664,474 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the six months ended October 31, 2007.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales
For the six months ended October 31, 2007, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $229,061,138, and $222,700,479, respectively.
Short Sales and Segregated Cash
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.
The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2007 (Unaudited)

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.
The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2007, the Fund had 46% of its total net assets in short positions.
For the six months ended October 31, 2007, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $227,833,154 and $314,663,287, respectively.
4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2006, a distribution of $0.53 per share was declared. The dividend was paid on December 22, 2006, to shareholders of record on December 21, 2006. No distributions were paid during the six months ended October 31, 2007.

The tax character of distributions paid for the years ending April 30, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,896,574	$1,956,082
As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$132,153,293
Cost of investments (short positions)	(31,396,101)

Total cost of investments	$100,757,192

Gross tax unrealized appreciation	$7,979,413
Gross tax unrealized depreciation	(4,696,215)

Net tax unrealized appreciation	3,283,198

Undistributed ordinary income	1,068,427

Total distributable earnings	1,068,427
Capital loss carryforward	(11,741,066)

Total accumulated earnings/(losses)	$(7,389,441)

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2007 (Unaudited)

5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Six months ended	Year ended
	October 31, 2007	April 30, 2007

Shares sold	2,351,000	1,054,310
Shares reinvested	—	194,743
Shares reacquired	(468,462)	(3,181,111)

Net increase (decrease) in shares outstanding	1,882,538	(1,932,058)

6.	RELATED PARTY TRANSACTIONS

As of October 31, 2007, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.36 % and 2.67%, respectively.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a “more-likely-than-not” threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund’s financial position or results of operations.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (unaudited)
The Board of Directors of The Caldwell & Orkin Funds, Inc. (the “Board”) is responsible for overseeing management of the Caldwell & Orkin Market Opportunity Fund (the “Fund”). As required by law, on an annual basis the Board determines whether to continue the Fund’s Investment Advisory Agreement (the “Agreement”) with C&O Fund Advisors, Inc. (the “Adviser”), the manager of the Fund.
The Board met in person at the office of Caldwell & Orkin, Inc., Norcross, Georgia on June 15, 2007 to discuss, among other agenda items, renewal of the Agreement between the Fund and the Adviser. Prior to the meeting, the Directors that are not “interested persons” of the Fund (the “Independent Directors”) and their independent legal counsel requested and received (i) a memorandum from Adviser and Fund counsel regarding the issues and legal standards the Board should consider in evaluating whether to renew the Agreement between the Fund and the Adviser; and (ii) a memorandum from the Adviser to the Board which included, among other things, the Adviser’s Form ADV; information about the Fund’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of a universe of the Fund’s peers; and information about the Fund’s expense ratio and management fees, and the expense ratios, management fees and other expense of a universe of the Fund’s peers.
Prior to the general Board meeting, the Independent Directors and their independent legal counsel met in executive session to review the materials presented, and to discuss the investment management and administrative services provided by the Adviser to the Fund, the income and expenses of the Adviser related to the Fund, changes in the Fund’s asset levels, the Adviser’s disaster recovery and succession plans, and other related information about the Fund, including the shareholder approval of the amendment to the Agreement allowing the Fund to pay for a portion of the Chief Compliance Officer’s compensation
In addition to meeting in executive session, the Independent Directors and their independent legal counsel also met with management of the Adviser in their consideration of the Agreement. Throughout the deliberation process, the Independent Directors were advised by their counsel.
As a part of their evaluation process, the Independent Directors considered various factors they determined to be relevant, including the material factors detailed below. None of the factors was a sole determining factor; rather, consideration of all the factors formed the basis for the Independent Directors’ decision. The material factors considered by the Independent Directors included, without limitation, the following:
(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (including the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of benchmark index and comparable funds managed by other advisers. The Board also considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund and the Adviser’s separate accounts. Following further discussion, the Board concluded that the investment performance of the Fund and Adviser was consistent with the Fund’s objectives and policies and acceptable for purposes of consideration of the renewal of the Investment Advisory Agreement.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (continued)
(iii)	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Board noted the Fund’s expense limitation agreement with the Adviser and also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s clients other than the Fund. The Board then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management (including, in particular, the use of short selling as part of the Fund’s principal investment strategy) and the nature of the investment strategy and markets invested in, among other factors. The Board also discussed that the fees were generally lower than other funds employing long-short strategies and that the overall Fund expense ratio was satisfactory in light of the Fund’s objectives and strategies. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

(iv)	The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser, the Fund’s fee arrangements with other service providers, and the expense limits that are included in the Fund’s Investment Advisory Agreement. The Board considered the Fund’s fee level break points, and noted that shareholders benefit from economies of scale as the Adviser’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Board determined that the Fund’s fee arrangements with the Adviser reflect economies of scale for the benefit of shareholders.
Based upon its evaluation of the information, materials and factors described above as well as others (including the Board’ extensive knowledge of the Fund’s operations and the Advisers involvement with the Fund), the Directors, including all of the Independent Directors, concluded (i) that the terms (including, without limitation, the fees) of the Agreement were reasonable and fair in light of the nature and quality of services performed by the Adviser; (ii) that they were satisfied with the Adviser’s services, personnel and investment strategy; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Agreement without additional modifications or amendments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of October 31, 2007 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (48) Chairman	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., and was formerly the President of IN ZONE Brands International, Inc.	One	None

David L. Eager (65) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

James L. Underwood (57)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (48) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly- owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (30) Secretary & Ass’t Treasurer	Since 2006	Mr. Bockel is an Analyst and Trader for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (49) Chief Compliance Officer & Treasurer	Since 2004 Since 2006	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Semi-Annual Report to Shareholders (unaudited)

BOARD OF DIRECTORS Frederick T. Blumer, Independent Chairman Michael B. Orkin, President David L. Eager James L. Underwood	CUSTODIAN JPMorgan Chase Bank, N.A. 1111 Polaris Parkway, Suite 2N Columbus, OH 43240

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
C&O Funds Advisor, Inc. 5185 Peachtree Parkway Suite 370 Norcross, GA 30092-6542	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103-3638

DISTRIBUTOR IFS Fund Distributors, Inc. 303 Broadway, Suite 1100 Cincinnati, OH 45202	LEGAL COUNSEL Paul, Hastings, Janofsky & Walker LLP 600 Peachtree Street, N.E. Suite 2400 Atlanta, GA 30308

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT JPMorgan 303 Broadway, Suite 900 Cincinnati, OH 45202	INDEPENDENT DIRECTORS’ COUNSEL Arnall Golden Gregory LLP 171 17th Street, NW Suite 2100 Atlanta, GA 30363
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2007. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.caldwellorkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
5185 Peachtree Parkway, Suite 370
Norcross, GA 30092-6542
E-mail: COFunds@CaldwellOrkin.com

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Not applicable — included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin
Michael B. Orkin, President
Date:	December 27, 2007

By:	/s/ William C. Horne
William C. Horne, Treasurer
Date:	December 27, 2007